UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2010

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 70 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company (“Union Electric”), Central Illinois Public Service Company (“CIPS”), Central Illinois Light Company (“CILCO”) and Illinois Power Company (“IP”) held on April 27, 2010 (each, its respective “Annual Meeting”), the matters listed below were submitted to a vote of its respective shareholders.

Item (1): Election of Directors

Ameren

Ameren shareholders elected the 12 nominees named in the definitive proxy statement for the Annual Meeting to serve as directors until Ameren’s next annual meeting of shareholders in 2011 and until their respective successors have been duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Stephen F. Brauer	153,893,557	—	5,261,742	37,430,121
Ellen M. Fitzsimmons	153,901,322	—	5,253,977	37,430,121
Walter J. Galvin	148,479,216	—	10,676,083	37,430,121
Gayle P. W. Jackson	153,853,013	—	5,302,286	37,430,121
James C. Johnson	154,425,045	—	4,730,254	37,430,121
Steven H. Lipstein	154,356,721	—	4,798,578	37,430,121
Charles W. Mueller	154,140,242	—	5,015,057	37,430,121
Harvey Saligman	153,322,593	—	5,832,706	37,430,121
Patrick T. Stokes	154,350,642	—	4,804,657	37,430,121
Thomas R. Voss	154,595,062	—	4,560,237	37,430,121
Stephen R. Wilson	153,977,254	—	5,178,045	37,430,121
Jack D. Woodard	154,617,987	—	4,537,312	37,430,121

Union Electric, CIPS, CILCO and IP

In connection with the Annual Meeting of each of Union Electric, CIPS, CILCO and IP, each registrant did not solicit proxies from its shareholders and the board of directors of each company as previously reported to the Securities and Exchange Commission was re-elected in its entirety.

Item (2): Ratification of the Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2010

Ameren shareholders ratified the appointment of PricewaterhouseCoopers LLP as Ameren’s independent registered public accounting firm for the fiscal year ending December 31, 2010 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
193,246,053	2,222,542	1,116,825	—

Item (3): Shareholder Proposal Relating to Report on Callaway Plant Extension of Operating License

Ameren shareholders did not approve a shareholder proposal requesting that Ameren prepare a report that discloses Ameren’s evaluation of applying for an extension of the Callaway nuclear power plant operating license as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,774,938	135,512,288	12,868,073	37,430,121

Item 8.01	Other Events.

At a regularly scheduled meeting of Ameren’s Board held on April 27, 2010, Ameren’s President and Chief Executive Officer, Thomas R. Voss, was elected to the additional position of Board Chairman to succeed Gary L. Rainwater, who retired from Ameren on such date. A copy of a press release regarding this election is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: April 30, 2010